UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number  811-21399

                                                       The Aegis Funds
(Exact name of Registrant as specified in charter)

   1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
(Address of principal executive offices) (Zip code)

William S. Berno, 1100 N. Glebe Road., Suite 1040, Arlington, VA  2220
(Name and address of agent for service)

Registrant's telephone number, including area code: (703) 528-7788

Date of fiscal year end:     12/31

Date of reporting period:   12/31/08

Item 1.        Reports to Stockholders

Fifth Annual Report
December 31, 2008

ANNUAL REPORT DECEMBER 31, 2008

Shareholders’ Letter

February 1, 2009

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Annual Report for the year ended December 31, 2008. We would like to welcome any new shareholders to the Fund.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at the high yield bond market and the Fund’s performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund’s long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the year ended December 31, 2008, the Fund posted a total return of -25.18%, versus a total return of -26.16% for its benchmark, the Barclays Capital High Yield Index (formerly known as the Lehman U.S. Corporate High Yield Index). From inception at January 1, 2004 through year end, the Fund’s annualized total return was -0.86%, versus -0.80% for the Barclays Capital High Yield Index.

The weighted average maturity of the Fund portfolio at December 31st was approximately 3.4 years. The duration of the Fund portfolio was 2.7 years, compared to 4.1 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

The Fund’s net asset value at December 31st was $6.78 per share, versus $9.93 at the beginning of the year. Income and capital gain distributions totaling 78 cents per share were paid during the year. At December 31st, the Fund’s SEC 30-day annualized yield to maturity was 20.79%.

Shareholders’ Letter – (continued)

Market declines in the high yield sector during 2008 were the steepest in three decades. The year began with a slowing economy, which gave way in the autumn to a full-blown credit crisis. High yield credit spreads widened substantially through most of the year, peaking late in the year at levels of greater than 2,000bps according to common indices. While high yield credit spreads have declined from these levels, they remain significantly elevated at approximately 1,500bps compared to a long-term average of less than 500bps.

The Fund’s portfolio performed generally in line with the broad high yield market. Bonds in virtually all sectors of the Fund’s portfolio were down during 2008, but financial and housing-related holdings were among the worst hit. Recently the Fund has benefitted from the ability to reinvest near maturity bonds purchased in prior years into some of the higher yielding issues now available. We believe we are able to maintain our standards for credit quality while obtaining higher yields on these new investments.

With a difficult economy and tight credit markets, defaults in the high yield bond market are beginning to rise. Defaults are not generally expected to peak until sometime after the end of 2009. However, investors are being compensated with yields that are more attractive today than at any time in recent memory. The Barclays Capital High Yield Index yielded 19.50% at the end of 2008, versus 9.64% a year earlier.

While the near term is likely to remain volatile, we believe patient investors can find some unusual opportunities in the current market. We believe the credit crisis has created a variety of good risk-reward opportunities including the possibility of purchasing relatively higher quality high yield bonds at relatively lower prices. We have made recent purchases in the Fund with the intent of extending portfolio duration while staying invested in companies that we believe have the resources to weather the current economic and credit markets storm.

A more in-depth review of the Fund’s performance, outlook, and general market commentary can be found in the Advisor’s Report. For those of you who do not automatically receive our Advisor’s Report in the mail from your broker, it is available on our website at www.aegishighyieldfund.com or by calling us at 800-528-3780. However, please be aware that the Advisor’s Report is not a part of the SEC-mandated Annual Report contained in this booklet.

ANNUAL REPORT DECEMBER 31, 2008

Shareholders’ Letter – (continued)

Finally, as we have noted in the past, our employees and our families continue to hold significant personal investments in the Fund, totaling over $700,000. We thank you for continuing to invest with us.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

*  Aegis High Yield Fund’s one-year, three-year, five-year and since inception (1/1/2004) average annual returns for the period ending December 31, 2008 are -25.18%, -4.62%, -0.86% and -0.86% respectively. Returns include reinvestment of dividends and capital gains. Barclays Capital High Yield Index one-year, three-year, five-year and since inception average annual returns for the period ending December 31, 2008 are -26.16%, -5.59%, -0.80% and -0.80%. All historical performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis High Yield Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis High Yield Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegishighyieldfund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

About Your Fund’s Expenses
December 31, 2008
(Unaudited)

Important Note:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, July 1, 2008 – December 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses.

		Actual		Hypothetical (5% annual return before expenses)
Fund	Beginning Account Value (07/01/2008)	Ending Account Value (12/31/2008)(1)	Expenses Paid During Period(2)	Ending Account Value (12/31/2008)	Expenses Paid During Period(2)
Aegis High Yield Fund	$1,000.00	$758.80	$5.31	$1,018.96	$6.10

(1)	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period July 1, 2008 to December 31, 2008 were (24.12)%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 07/01/2008 and 12/31/2008).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

ANNUAL REPORT DECEMBER 31, 2008

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

Results of a $10,000 Investment

Average Annual Total Returns (As of December 31, 2008)

	Aegis High Yield	Barclays Capital HY Index*
Trailing 1 Year	(25.18)%	(26.16)%
Trailing 3 Year	(4.62)%	(5.59)%
Trailing 5 Year	(0.86)%	(0.80)%
Since inception (January 1, 2004)	(0.86)%	(0.80)%

Returns on both Aegis High Yield Fund and Barclays Capital High Yield Index* assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of December 31, 2007 gross expenses for the fund were 3.23%.

*	Barclays Capital is now in control of the former Lehman Indices. Lehman High Yield Index has been renamed as Barclays Capital High Yield Index and all past performace data for this index remains the same.

Portfolio Characteristics
December 31, 2008
(Unaudited)

Industry Breakdown

		% of the Fund’s Net Assets
Corporate Bonds		91.6%
Agriculture	1.5%
Apparel	0.5%
Auto Parts & Equipment	4.9%
Building Materials	1.1%
Commercial Services	4.1%
Computers	3.6%
Diversified Financial Services	4.7%
Electric	3.9%
Energy-Alternate Sources	2.8%
Entertainment	2.9%
Food	9.3%
Healthcare Services	7.9%
Home Builders	1.9%
Lodging	3.1%
Media	5.1%
Metal Fabricate & Hardware	1.5%
Mining	4.5%
Miscellaneous Manufacturing	7.6%
Oil & Gas	5.0%
Retail	3.7%
Semiconductors	0.3%
Software	3.4%
Telecommunications	2.6%
Transportation	2.4%
Trucking & Leasing	3.3%
Preferred Stock		3.8%
Insurance	3.2%
Real Estate Investment Trusts	0.6%
Investment Companies		2.3%
Other Assets and Liabilities		2.3%
Total Net Assets		100.0%

ANNUAL REPORT DECEMBER 31, 2008

Portfolio Characteristics – (continued)
December 31, 2008
(Unaudited)

Credit Quality – % of Corporate Bonds

BB	11.3%
B	62.1%
CCC or other	26.6%
Total	100.0%

Maturity (Or Most Likely Call) – % of Corporate Bonds

Less than 1 year	23.2%
1 – 3 years	15.0%
4 – 6 years	46.0%
7 – 10 years	15.8%
Total	100.0%

Schedule of Portfolio Investments
December 31, 2008

	Principal Amount	Market Value
Corporate Bonds – 91.6%
Agriculture – 1.5%
Alliance One Intl. Inc., Company Guarantee, 11.00%, 5/15/2012	$100,000	$83,500
Apparel – 0.5%
Unifi, Inc., Sr. Sec. Notes, 11.50%, 5/15/2014	50,000	29,750
Auto Parts & Equipment – 4.9%
Meritor Automotive, Inc., Notes, 6.80%, 2/15/2009	274,000	267,835
Building Materials – 1.1%
Ply Gem Industries, Inc., Sr. Subord. Notes, 9.00%, 2/15/2012	250,000	61,250
Commercial Services – 4.1%
Great Lakes Dredge & Dock Corp. Sr. Subord. Notes, 7.75%, 12/15/2013	100,000	77,625
H&E Equipment Services, Inc., Sr. Notes, 8.375%, 7/15/2016	100,000	53,500
Rent-A-Center, Inc., Sr. Subord. Notes, 7.50%, 5/1/2010	100,000	92,500
		223,625
Computers – 3.6%
Sungard Data Systems, Inc., Company Guarantee, 10.25%, 8/15/2015	250,000	166,250
Unisys Corp. Sr. Notes, 8.00%, 10/15/2012	110,000	31,350
		197,600
Diversified Financial Services – 4.7%
GMAC Sr. Unsec. Notes, 5.85%, 1/14/2009	200,000	198,698
Thornburg Mortgage Inc., Sr. Notes, 8.00%, 5/15/2013	250,000	56,250
		254,948
Electric – 3.9%
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/2014	250,000	208,750

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2008

Schedule of Portfolio Investments – (continued)
December 31, 2008

	Principal Amount	Market Value
Corporate Bonds – (continued)
Energy-Alternate Sources – 2.8%
VeraSun Energy Corp. Sr. Sec. Notes, 9.875%, 12/15/2012(1)	$250,000	$151,250
Entertainment – 2.9%
Mohegan Tribal Gaming Authority, Sr. Unsec. Notes, 6.125%, 2/15/2013	250,000	158,750
Food – 9.3%
Dole Foods Co., Sr. Notes, 8.625%, 5/1/2009	250,000	227,499
Ingles Markets, Inc., Sr. Subord. Notes, 8.875%, 12/1/2011	100,000	87,500
Stater Brothers Holdings, Inc., Sr. Notes, 8.125%, 6/15/2012	200,000	182,000
		496,999
Healthcare Services – 7.9%
Alliance Imaging, Inc., Sr. Subord. Notes, 7.25%, 12/15/2012	250,000	213,750
Columbia/HCA, Inc., Debentures, 7.19%, 11/15/2015	100,000	55,888
HCA, Inc., Sr. Unsec. Notes, 6.375%, 1/15/2015	250,000	153,750
		423,388
Home Builders – 1.9%
Beazer Homes USA, Inc., Sr. Notes, 8.375%, 4/15/2012	250,000	101,250
WCI Communities, Inc., Company Guarantee, Subord., 9.125%, 5/1/2012(1)	200,000	4,000
		105,250
Lodging – 3.1%
MGM Mirage, Inc., Sr. Notes, 6.75%, 4/1/2013	250,000	168,750
Media – 5.1%
Clear Channel Communications, Sr. Unsec. Notes, 6.25%, 3/15/2011	250,000	76,250

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
December 31, 2008

	Principal Amount	Market Value
Corporate Bonds – (continued)
Media – (continued)
Mediacom LLC/Mediacom Capital Corp. Sr. Notes, 7.875%, 2/15/2011	$250,000	$196,563
Young Broadcasting, Inc., Sr. Subord. Notes, 10.00%, 3/1/2011	235,000	3,525
		276,338
Metal Fabricate & Hardware – 1.5%
Wolverine Tube, Inc., Sr. Notes, 10.50%, 4/1/2009	100,000	81,000
Mining – 4.5%
USEC Inc., Sr. Notes, 6.75%, 1/20/2009	250,000	245,000
Miscellaneous Manufacturing – 7.6%
Bombardier, Inc., Notes, 6.75%, 5/1/2012(2)	200,000	178,500
Polypore, Inc., Sr. Subord. Notes, 8.75%, 5/15/2012	325,000	235,625
		414,125
Oil & Gas – 5.0%
Brigham Exploration Co., Sr. Notes, 9.625%, 5/1/2014	250,000	143,750
Stone Energy Corp. Sr. Subord. Notes, 8.25%, 12/15/2011	200,000	125,000
		268,750
Retail – 3.7%
Finlay Fine Jewelry Corp. Sr. Notes, 8.375%, 6/1/2012	100,000	7,500
Remington Arms, Inc., Sr. Notes, 10.50%, 2/1/2011	250,000	191,250
		198,750
Semiconductors – 0.3%
Spansion LLC, Sr. Notes, 11.25%, 1/15/2016(2)	250,000	18,750
Software – 3.4%
Broadridge Financial Solutions, Inc., Sr. Notes, 6.125%, 6/1/2017	250,000	181,789

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2008

Schedule of Portfolio Investments – (continued)
December 31, 2008

	Shares or Principal Amount	Market Value
Corporate Bonds – (continued)
Telecommunications – 2.6%
Intelsat Ltd. Sr. Notes, 6.50%, 11/1/2013	$250,000	$141,250
Transportation – 2.4%
Ship Finance Intl. Ltd. Sr. Notes, 8.50%, 12/15/2013	180,000	128,700
Trucking & Leasing – 3.3%
Greenbrier Companies, Inc., Sr. Notes, 8.375%, 5/15/2015	250,000	179,063
Total Corporate Bonds (Cost $7,664,973)		4,965,160
Preferred Stock – 3.8%
Insurance – 3.2%
PMA Capital Corp.	22,500	172,125
Real Estate Investment Trusts – 0.6%
HRPT Properties Trust	2,800	34,580
Total Preferred Stock (Cost $275,620)		206,705
Investment Companies – 2.3%
Federated Prime Obligations Fund, 1.74%(3)	$124,909	124,909
Total Investment Companies (Cost $124,909)		124,909
Total Investments – 97.7% (Cost $8,065,502)		5,296,774
Other Assets and Liabilities – 2.3%		122,582
Net Assets – 100.0%		$5,419,356

(1)	Non-income producing security due to default or bankruptcy.
(2)	144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.
(3)	Represents 7-day effective yield as of December 31, 2008.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at market value (amortized cost $8,065,502)	$5,296,774
Receivable for fund shares sold	20,000
Interest and dividends receivable	147,324
Prepaid assets	8,875
Total assets	5,472,973
Liabilities
Accrued advisory fees	9
Accrued expenses	53,608
Total liabilities	53,617
Net assets (799,751 shares of beneficial interest outstanding; unlimited number of shares authorized; no par value)	$5,419,356
Net assets consist of:
Paid-in capital	$8,448,393
Accumulated net realized loss	(260,309)
Net unrealized depreciation	(2,768,728)
Net assets	$5,419,356
Net asset value per share	$6.78

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2008

Statement of Operations
For the Year Ended December 31, 2008

Investment Income
Interest income	$668,336
Total income	668,336
Expenses
Investment advisory fees	61,145
Fund servicing fees	40,000
Trustee & chief compliance officer fees	33,172
Registration fees	20,890
Audit fees	17,000
Printing and postage fees	15,971
Legal fees	14,445
Miscellaneous fees	10,027
Insurance fees	3,657
Transfer agent & custody fees	3,619
Gross expenses	219,926
Waiver of fees and reimbursement of expenses	138,399
Net expenses	81,527
Net investment income	586,809
Realized and unrealized loss on investments
Net realized loss on investments	(260,765)
Change in unrealized depreciation of investments for the year	(2,170,529)
Net realized and unrealized loss on investments	(2,431,294)
Net decrease in net assets resulting from operations	$(1,844,485)

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended

	December 31,
	2008	2007
Decrease in net assets from operations
Net investment income	$586,809	$512,596
Net realized gain/(loss) on investments	(260,765)	98,383
Change in unrealized depreciation	(2,170,529)	(755,124)
Net decrease in net assets resulting from operations	(1,844,485)	(144,145)
Distributions
Net investment income ($.77 and $.74 per share, respectively)	(587,827)	(511,655)
Net realized gain from investments ($.01 and $.12 per share, respectively)	(4,023)	(94,409)
Total distributions	(591,850)	(606,064)
Capital share transactions*
Subscriptions	2,613,185	10,686,306
Distributions reinvested	550,315	553,730
Redemptions	(2,860,897)	(6,160,609)
Total capital share transactions	302,603	5,079,427
Net increase/(decrease) in net assets	(2,133,732)	4,329,218
Net assets at beginning of year	7,553,088	3,223,870
Net assets at end of year	$5,419,356	$7,553,088
Undistributed net investment income included in net assets at end of year	$—	$988
*Share information
Subscriptions	284,558	986,321
Distributions reinvested	65,551	52,908
Redemptions	(311,199)	(579,995)
Net increase in shares	38,910	459,234

See Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2008

Financial Highlights

The table below sets forth financial data for a share of the Fund outstanding throughout each year:

	For the Years Ended December 31,
	2008	2007	2006		2005		2004
Per share data:
Net asset value – beginning of year	$9.93	$10.69	$10.17		$10.14		$10.00*
Income (loss) from investment operations:
Net investment income	0.77	0.74	0.74		0.56		0.24
Net realized and unrealized gain/(loss) on investments	(3.14)	(0.64)	0.74		0.06	(1)	0.14
Total from investment operations	(2.37)	0.10	1.48		0.62		0.38
Less distributions declared to shareholders:
Net investment income	(0.77)	(0.74)	(0.76)		(0.54)		(0.24)
Net realized capital gain	(0.01)	(0.12)	(0.20)		(0.05)		—
Total distributions	(0.78)	(0.86)	(0.96)		(0.59)		(0.24)
Net asset value – end of year	$6.78	$9.93	$10.69		$10.17		$10.14
Total investment return	(25.18)%	0.74%	15.13%		6.26%		3.86%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement	1.20%	1.20%	1.20	%(2)	1.20	%(2)	1.20	%(2)
Expenses before reimbursement	3.24%	3.21%	5.15%		3.91%		3.82%
Net investment income	8.64%	7.06%	7.12%		5.06%		2.69%
Portfolio turnover	9%	37%	58%		31%		21%
Net assets at end of year (000's)	$5,419	$7,553	$3,224		$2,708		$3,034

*	Fund commenced operations January 1, 2004.
(1)	The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(2)	Ratio after expense reimbursement, before fees paid indirectly, is 1.20% for each year.

See Notes to Financial Statements.

Notes to Financial Statements
December 31, 2008

1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, $5,090,069 of the Fund’s net assets were valued on a level 2 basis in accordance to the criteria determined by FASB 157 and in accordance with the procedures adopted by the Board. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 as of January 1, 2008. Under FAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient

ANNUAL REPORT DECEMBER 31, 2008

Notes to Financial Statements – (continued)
December 31, 2008

2. Summary of Significant Accounting Policies – (continued)

frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Valuation Inputs	Investment in Securities
Level 1 — Quoted Prices	$206,705
Level 2 — Other Significant Observable Inputs	$5,090,069
Level 3 — Significant Unobservable Inputs	—
Total	$5,296,774

Federal income taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial

Notes to Financial Statements – (continued)
December 31, 2008

2. Summary of Significant Accounting Policies – (continued)

statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2009 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund’s average daily net assets. During the year ended December 31, 2008, the Advisor reimbursed the Fund $138,399.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the

ANNUAL REPORT DECEMBER 31, 2008

Notes to Financial Statements – (continued)
December 31, 2008

3. Advisory Fees and Other Transactions with Affiliates – (continued)

Advisor incurred the expense. As of December 31, 2008, there was $390,303 of fees available to be recovered no later than December 31, 2011, of which $105,699, $146,205 and $138,399 are recoverable through December 31, 2009, 2010 and 2011 respectively.

Certain officers and trustees of the Fund are also officers and trustees of the Advisor. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4. Investment Transactions

Purchases and sales of long term investment securities (excluding short term investments) were $935,649 and $568,120, respectively, for the year ended December 31, 2008.

5. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2008, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,065,502
Gross unrealized appreciation	$—
Gross unrealized depreciation	(2,768,728)
Net unrealized depreciation	$(2,768,728)

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other losses	$(260,309)
Unrealized depreciation on investments	(2,768,728)
Total accumulated deficit	$(3,029,037)

As of December 31, 2008, the Fund had a capital loss carryover of $260,309, which expires on December 31, 2016. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The tax components of dividends paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from ordinary income	$591,850	$511,655
Distributions paid from long-term capital gains	—	94,409

Notes to Financial Statements – (continued)
December 31, 2008

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

	2008	2007
Total Distributions	$591,850	$606,064

Effective June 30, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return.

As of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2008, remain subject to examination by the Internal Revenue Service.

For the year ended December 31, 2008, the Fund made a reclassification entry decreasing paid-in-capital by $535, increasing undistributed net investment income by $30, and increasing accumulated net realized loss by $505. This reclassification, which had no effect on the net assets of the Fund, was made to reflect permanent book/tax differences.

ANNUAL REPORT DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Aegis High Yield Fund

We have audited the accompanying statement of assets and liabilities of the Aegis High Yield Fund, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aegis High Yield Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 25, 2009

Trustees and Officers
(Unaudited)

Name, Age, and Address	Position	Business Experience and Trusteeships During the Past 5 Years
Scott L. Barbee* (37) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	President, Trustee	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Director of the Aegis Value Fund since 2003; Treasurer and Trustee of the Fund since 1997; Secretary of each Fund since 2006; President of Aegis Financial Corporation, Aegis Value Fund, and the Fund since 2009.
William S. Berno (55) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	Trustee	President and Managing Director of Aegis Financial Corporation from 1994-2008; President of the Aegis Value Fund from 1997-2008; Director of the Aegis Value Fund since 1997; President of the Fund from 2003-2008; Trustee of the Fund since 2003.
David A. Giannini (55) 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee	Institutional equity sales and research with Scarsdale Equities since 2006; Institutional equity sales and research with Sanders Morris Harris, 1997-2006; Director of the Aegis Value Fund since 2006; Trustee of the Fund since 2006.
Eskander Matta (38) 50 Beale Street San Francisco, CA 94105	Trustee	Vice President of eBusiness, Blue Shield of California since 2008; Senior Vice President of Internet Services Group, Wells Fargo & Co., 2002-2008; Director of the Aegis Value Fund since 1997; Trustee of the Fund since 2003.
V. Scott Soler (39) 777 Walker Street Suite 2530 Houston, Texas 77002	Trustee	Managing Director of Quantum Energy Partners since 2006; Research Analyst and Managing Director of Morgan Stanley 1996-2006. Director of the Aegis Value Fund since 2007; Trustee of the Fund since 2007.

*	Indicates persons who are affiliated with Aegis Financial Corporation, the Fund's investment advisor, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

ANNUAL REPORT DECEMBER 31, 2008

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 27, 2008, the Board considered and approved the advisory agreement between the Fund and AFC (the “Advisory Agreement”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the Agreement should be approved. In approving the

Other Information – (continued)
(Unaudited)

Agreement, the Board, including the Independent Trustees, considered and made the following conclusions with respect to the following relevant factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed the scope of services provided by AFC. The Board concluded that it continues to be satisfied with the quality and value of the investment advisory services provided to the Fund. The Board concluded that it continues to have confidence in the management style and discipline followed by AFC.

The Board considered the nature and quality of services provided by or overseen by AFC on behalf of the Fund. The Board evaluated the compliance procedures of AFC, including its trade allocation procedures, and the internal control systems of AFC. The Board also considered AFC’s resources, including its in-house research capabilities, and future plans for the Fund. On the basis of these factors, the Board determined that the nature and quality of the services provided by or overseen by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the range and quality of services provided by AFC to the Fund were appropriate and were expected to continue under the Agreement.

B. The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com (an independent research service) and some of which was derived from information provided by the Fund’s administrator, regarding the performance of the Fund for recent quarterly, one-year and three-year periods ended September 30, 2008, as applicable, and a comparison of the Fund’s performance to that of other funds registered under the 1940 Act. The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 12-month period ended September 30, 2008, the Fund returned -9.43%, outperforming the return of its benchmark index, the Lehman U.S. Corporate High Yield Index, which returned -11.24% during same period. For the three-year period ended September 30, 2008, the Fund returned a 2.69% average annual total return, compared to 1.04% for the Lehman Index. Since inception on January 1, 2004 through September 30, 2008, the Fund has a 3.66% average annual total return versus 3.36% for the Lehman index.

In addition, the Board noted that the performance of the Fund has been higher than its benchmark index, the Lehman U.S. Corporate High Yield Index. The Fund has been fully invested over the past 12 months with very minimal cash holdings. The Fund’s

ANNUAL REPORT DECEMBER 31, 2008

Other Information – (continued)
(Unaudited)

performance is competitive with other alternatives in similar investment strategies. The Board concluded that the Fund’s performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Advisor, (ii) expenses reimbursed by the Advisor under the Fund’s expense limitation agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the advisory agreement.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. During calendar 2008, assets of the Fund deceased from $7.6 million to $6.8 million. The Board considered that AFC did not realize any economies of scale during 2008, and that the Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the expense limitation agreement) was comparable to the average expense ratio of the Fund’s peers included in the statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com and some of which was derived from information provided by the Fund’s administrator.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisors to similarly-situated funds offering similar services. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

The Board did not compare the fees paid to AFC by the Fund against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Fund and the other clients.

Other Information – (continued)
(Unaudited)

The Board noted that the Fund paid an advisory fee of 0.90% of net assets during 2008. Other Fund expenses were capped at 0.30% under the Fund’s expense limitation agreement for a total expense ratio of 1.20%. The Fund’s actual expenses for six months ending June 30, 2008 were approximately 3.26%, with the excess being absorbed by AFC. The Board also noted that according to a search of high-yield bond funds on Morningstar.com, the average total expense ratio of the 566 high-yield bond funds currently tracked by Morningstar is 1.22%, with the average size of the funds being $1.12 billion. Morningstar rates 191 no-load funds in its high yield bond category. Of the no-load high-yield funds in the category, 168 funds had total expense ratios less than or equal to 1.20%.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of the expense ratios of other similarly situated funds.

c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees

Scott L. Barbee
William S. Berno
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201-4798

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Registered
Public Accounting Firm
Briggs Bunting & Dougherty, LLP
1835 Market St., 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.        Code of Ethics

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.        Audit Committee Financial Expert

(a)(1) The Registrant s Board of Trustees has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.        Principal Accountant Fees and Services

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $13,500 in 2008 and $13,000 in 2007.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2008 and $2,000 in 2007.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2007 and 2008 were pre-approved by the committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f) The percentage of hours expended on the principal accountant s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2008 and NONE in 2007.

(h) The registrant s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.

Item 5.        Audit Committee of Listed Registrants

Not applicable.

Item 6.        Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.      Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.      Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.          Exhibits

(a)(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008.

(a)(2) Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)  Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:  /s/ Scott L. Barbee
Scott L. Barbee, President

Date:  March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Scott L. Barbee
Scott L. Barbee, President

Date:  March 5, 2009

By:  /s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:  March 5, 2009